Prospectus


11/30/05

Putnam
Research Fund

Class A shares-- for eligible retirement plans
Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

     CONTENTS

   2 Fund summary

   2 Goal

   2 Main investment strategies

   2 Main risks

   2 Performance information

   3 Fees and expenses

   4 What are the fund's main investment strategies and related risks?

   8 Who manages the fund?

  13 How does the fund price its shares?

  14 How do I buy fund shares?

  16 How do I sell fund shares?

  17 How do I exchange fund shares?

  17 Policy on excessive short-term trading

  20 Fund distributions and taxes

  20 Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

Performance information for calendar years 2001, 2002 and 2003 has been adjusted to reflect a restitution payment from Putnam Management in February 2004. If the adjustment had not been so reflected, performance shown for these periods would have been lower.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996            23.26%
1997            32.92%
1998            29.45%
1999            27.57%
2000            -2.13%
2001           -18.85%
2002           -22.21%
2003            25.17%
2004             7.56%

Year-to-date performance through 9/30/05 was 2.60%. During the periods shown in the bar chart, the highest return for a quarter was 23.77% (quarter ending 12/31/98) and the lowest return for a quarter was -20.18% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/04)
----------------------------------------------------------------------
                                                    Since
                             Past       Past      inception
                            1 year     5 years    (10/2/95)
----------------------------------------------------------------------
Class A                      7.56%     -3.62%      10.12%
S&P 500 Index               10.88%     -2.30%      10.03%
----------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance for portions of the period benefited from Putnam Management's agreement to limit the fund expenses.

The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
----------------------------------------------------------------------
Maximum Sales Charge (Load)                          NONE

Maximum Deferred Sales Charge (Load)                 NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)      2.00%
----------------------------------------------------------------------

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Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
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                                Distribution                Total Annual
                   Management     (12b-1)       Other      Fund Operating
                      Fees++       Fees        Expenses      Expenses++
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Class A               0.54%        0.25%         0.40%         1.19%
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 * A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

 + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

++ Management fees do not reflect a non-recurring receivable from Putnam accrued by the fund during the fiscal year. If such receivable had been reflected, expenses shown would have been lower.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

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                1 year       3 years       5 years    10 years
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Class A          $121         $378          $654        $1,443
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What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $3,517,786 in brokerage commissions during the last fiscal year, representing 0.28% of the fund's average net assets. Of this amount, $1,042,876, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class A shares results in a "combined cost ratio" of 1.47% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

Turnover Comparison
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                         2005       2004       2003       2002       2001
------------------------------------------------------------------------------
Putnam
Research Fund            113%       102%       132%       150%       163%

Lipper Large-Cap
Core Funds Average*       73%        73%        85%        94%        93%
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* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Under its current management agreement, the fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets and performance compared to the S&P 500 Index. The applicable asset-based fee is increased or decreased for each calendar quarter by an incentive payment or penalty at an annual rate of 0.01% of the fund's average net assets for each 1.00% by which the fund outperforms or underperforms the index in excess of 3.00%. The maximum performance adjustment is an increase or decrease of 0.07% of average net assets.

The Staff of the SEC has questioned whether the structure of the fund's management fee fully complies with applicable SEC regulations concerning performance fees. Putnam Management is currently engaged in settlement negotiations with the SEC that may result in changes to the method of calculating fees under the management agreement. Since September 2004, pending resolution of this matter, the management fee has been accrued at the contractual rate or such rate as may be warranted by applicable SEC regulations, whichever is lower. Under this arrangement, the fund paid Putnam Management a management fee of 0.54% of average net assets for the fund's last fiscal year (after applicable waivers, but unadjusted to reflect a receivable from Putnam Management accrued by the fund).

Putnam Management believes that the likelihood that this matter will have a material adverse financial impact on the fund or negatively affect Putnam Management's ability to provide investment management services to the fund is remote.

See "Charges and Expenses" in the SAI for more information.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Equity Research team manage the fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

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                    Joined                    Positions Over
Portfolio Leaders   Fund    Employer          Past Five Years
---------------------------------------------------------------------------
Joshua Brooks       2005    Putnam            Deputy Head of Investments
                            Management        Previously, Chief Investment
                            2003 - Present    Officer Large Cap Equities;
                                              Chief Investment Officer,
                                              Core Equities

                            Delaware          Director, Global Equity
                            Investment        Research; Chief Investment
                            Advisors          Officer, Value Investing
                            1995 - 2003
---------------------------------------------------------------------------
Kelly Morgan        2005    Putnam            Director, Global Equity
                            Management        Research; Previously,
                            1996 - Present    Associate Director, Global
                                              Equity Research; Director,
                                              Global Growth
---------------------------------------------------------------------------
                    Joined                    Positions Over
Portfolio Members   Fund    Employer          Past Five Years
---------------------------------------------------------------------------
Mark Bogar          2005    Putnam            Portfolio Manager, Analyst
                            Management
                            1994 - Present
---------------------------------------------------------------------------
John Coffey         2005    Putnam            Sector Team Leader, Analyst
                            Management
                            2004 - Present

                            Citigroup Asset   M.D. Equity Analyst
                            Management
                            1999 - 2004
---------------------------------------------------------------------------
Charles Dane        2005    Putnam            Sector Team Leader, Analyst
                            Management
                            1995 - Present
---------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of the fund's fiscal year-end, Joshua Brooks was also a Portfolio Leader of Putnam Capital Appreciation Fund and a Portfolio Member of Putnam Investors Fund and Putnam Global Equity Fund. Kelly Morgan was also a Portfolio Leader of Putnam Research Fund and Putnam Voyager Fund. Mark Bogar was also a Portfolio Member of Putnam Global Equity Fund. Joshua Brooks, Kelly Morgan, Mark Bogar, John Coffey and Charles Dane may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended July 31, 2005, Putnam Management designated Joshua Brooks as Portfolio Leader and Mark Bogar, John Coffey and Charles Dane as Portfolio Members of your fund. Each of these individuals had previously been involved in the fund's management as part of Putnam Management's Global Equity Research Team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Steve Gorman (May - December 2002).

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.




Fund Portfolio Leaders and Portfolio Members
--------------------------------------------------------------------------------------------------------------
                                       $1 -       $10,001 -  $50,001-    $100,001 -  $500,001 -   $1,000,001
                         Year    $0    $10,000    $50,000    $100,000    $500,000    $1,000,000   and over
Joshua Brooks            2005                                                *
--------------------------------------------------------------------------------------------------------------
Portfolio Leader         N/A
--------------------------------------------------------------------------------------------------------------
Kelly Morgan             2005                                                *
--------------------------------------------------------------------------------------------------------------
Portfolio Leader         N/A
--------------------------------------------------------------------------------------------------------------
Mark Bogar               2005                        *
--------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
--------------------------------------------------------------------------------------------------------------
John Coffey              2005                        *
--------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
--------------------------------------------------------------------------------------------------------------
Charles Dane             2005                                    *
--------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
--------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.


* Investment in the fund by Putnam employees and the Trustees. As of July 31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

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                             Fund              All Putnam funds
-----------------------------------------------------------------------------
Putnam employees         $7,000,000             $463,000,000
-----------------------------------------------------------------------------
Trustees                   $183,000              $50,000,000
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The following table shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for July 31, 2005 and July 31, 2004.


Putnam Executive Board
--------------------------------------------------------------------------------------------
                                                  $1 -       $10,001 -  $50,001-    $100,001
                                    Year    $0    $10,000    $50,000    $100,000    and over
--------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
--------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
--------------------------------------------------------------------------------------------
Joshua Brooks                       2005                                               *
--------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------
William Connolly                    N/A
--------------------------------------------------------------------------------------------
Head of Retail Management           N/A
--------------------------------------------------------------------------------------------
Kevin Cronin                        2005     *
--------------------------------------------------------------------------------------------
Head of Investments                 2004     *
--------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                        *
--------------------------------------------------------------------------------------------
President and CEO                   2004                        *
--------------------------------------------------------------------------------------------
Amrit Kanwal                        2005                        *
--------------------------------------------------------------------------------------------
Chief Financial Officer             2004                        *
--------------------------------------------------------------------------------------------
Steven Krichmar                     2005                                               *
--------------------------------------------------------------------------------------------
Chief of Operations                 2004                                               *
--------------------------------------------------------------------------------------------
Francis McNamara, III               2005             *
--------------------------------------------------------------------------------------------
General Counsel                     2004     *
--------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
--------------------------------------------------------------------------------------------
Chief Administrative Officer        2004     *
--------------------------------------------------------------------------------------------
Edward Shadek                       2005             *
--------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------
Sandra Whiston                      N/A
--------------------------------------------------------------------------------------------
Head of Institutional Management    N/A
--------------------------------------------------------------------------------------------
N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.



* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Large-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown, if any, in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                              Year ended
                                  7/31/05        7/31/04        7/31/03        7/31/02        7/31/01
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $12.48         $11.60         $10.29         $14.23         $18.69
---------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)             .11 (d,g,h)    .04 (d)        .06            .04            .05
---------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           1.97            .84           1.25          (3.98)         (2.98)
---------------------------------------------------------------------------------------------------------
Total from
investment operations                2.08            .88           1.31          (3.94)         (2.93)
---------------------------------------------------------------------------------------------------------
Less distributions:
From net investment income           (.07)            --             --             -- (e)         --
---------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --             --             --             --          (1.53)
---------------------------------------------------------------------------------------------------------
From return of capital                 --             --             --             -- (e)         -- (e)
---------------------------------------------------------------------------------------------------------
Total distributions                  (.07)            --             --             -- (e)      (1.53)
---------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)         -- (e)         --             --             --
---------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $14.49         $12.48         $11.60         $10.29         $14.23
---------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              16.67 (h)       7.59 (f)      12.73         (27.67)        (16.93)

RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $660,027       $825,727       $922,788       $841,789     $1,152,135
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.19 (d,i)     1.13 (d)       1.15           1.04           1.05
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             .83 (d,g,h)    .34 (d)        .52            .33            .31
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             113.03         101.63         131.93         149.58         162.94

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01% of average net assets, respectively, for class A shares.

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in "Performance Information" above had not been made, total return for the year ended July 31, 2004 would have been 7.50%.

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.38% of average net assets for class A shares.

(h) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class A shares.

(i) Does not reflect a non-recurring accrual by the fund related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to 0.13% of average net assets.



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For more information
about Putnam
Research Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


Communications from Putnam other than the prospectus and related supplements are provided in the English language.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnam.com

DA067 228442 11/05            File No. 811-07237



Prospectus

11/30/05

Putnam Research Fund
Class Y shares Investment Category: Blend

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

13  How does the fund price its shares?

14  How do I buy fund shares?

16  How do I sell fund shares?

17  How do I exchange fund shares?

17  Policy on excessive short-term trading

20  Fund distributions and taxes

21  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- STOCKS

We invest mainly in common stocks of U.S. companies that we think have the greatest potential for capital appreciation with stock prices that reflect a value lower than that which we place on the company, or whose earnings we believe are likely to grow over time. We also look for the presence of other factors we believe will cause the stock price to rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of a broad measure of market performance. Of course, a fund's past performance is not an indication of future performance.

Performance information for calendar years 2001, 2002 and 2003 has been adjusted to reflect a restitution payment from Putnam Management in February 2004. If the adjustment had not been so reflected, performance shown for these periods would have been lower.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996         23.26%
1997         32.92%
1998         29.45%
1999         27.57%
2000         -1.90%
2001        -18.61%
2002        -22.07%
2003         25.53%
2004          7.80%

Year-to-date performance through 9/30/05 was 2.80%. During the periods shown in the bar chart, the highest return for a quarter was 23.77% (quarter ending 12/31/98) and the lowest return for a quarter was -20.11% (quarter ending 9/30/01).

Average Annual Total Returns (for periods ending 12/31/04)
-----------------------------------------------------------------------
                                                         Since
                         Past             Past         Inception
                        1 Year           5 Years       (10/2/95)
-----------------------------------------------------------------------
Class Y                  7.80%           -3.38%         10.26%
S&P 500 Index           10.88%           -2.30%         10.03%
-----------------------------------------------------------------------

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 4/4/00, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Class Y share performance does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance for portions of the period benefited from Putnam Management's arrangement to limit the fund expenses.

The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stock performance.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

-------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------
Maximum Sales Charge (Load)                         NONE

Maximum Deferred Sales Charge (Load)                NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)      2.00%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Annual Fund Operating Expenses+
(expenses that are deducted from fund assets)
-----------------------------------------------------------------------------
                                                                Total Annual
                                 Management         Other      Fund Operating
                                   Fees++         Expenses       Expenses++
-----------------------------------------------------------------------------
Class Y                            0.54%           0.40%           0.94%
-----------------------------------------------------------------------------

 * A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

 + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

++ Management fees do not reflect a non-recurring receivable from Putnam accrued by the fund during the fiscal year. If such receivable had been reflected, expenses shown would have been lower.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------
                    1 year       3 years       5 years      10 years
----------------------------------------------------------------------
Class Y               $96          $300          $520        $1,155
----------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in stocks. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that we have placed on it.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid
  $3,517,786 in brokerage commissions during the last fiscal year, representing 0.28% of the fund's average net assets. Of this amount, $1,042,876, representing 0.08% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Total Annual Fund Operating Expenses ratio for class Y shares results in a "combined cost ratio" of 1.22% of the fund's average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.


Turnover Comparison
----------------------------------------------------------------------
                       2005      2004      2003     2002     2001
----------------------------------------------------------------------
Putnam Research Fund   113%      102%      132%     150%     163%

Lipper Large-Cap
Core Funds Average*     73%       73%       85%      94%      93%
----------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam
  Investments website, www.putnam.com/individual, where the fund's top
  10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange
  Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Under its current management agreement, the fund pays Putnam Management a quarterly fee for these services based on the fund's average net assets and performance compared to the S&P 500 Index. The applicable asset-based fee is increased or decreased for each calendar quarter by an incentive payment or penalty at an annual rate of 0.01% of the fund's average net assets for each 1.00% by which the fund outperforms or underperforms the index in excess of 3.00%. The maximum performance adjustment is an increase or decrease of 0.07% of average net assets.

The staff of the SEC has questioned whether the structure of the fund's management fee fully complies with applicable SEC regulations concerning performance fees. Putnam Management is currently engaged in settlement negotiations with the SEC that may result in changes to the method of calculating fees under the management agreement. Since September 2004, pending restitution of this matter, the management fee has been accrued at the contractual rate or such rate as may be warranted by applicable SEC regulations, whichever is lower. Under this arrangement, the fund paid Putnam Management a management fee of 0.54% of average net assets for the fund's last fiscal year (after applicable waivers, but unadjusted to reflect a receivable from Putnam Management accrued by the fund).

Putnam Management believes that the likelihood that this matter will have a material adverse financial impact on the fund or negatively affect Putnam Management's ability to provide investment management services to the fund is remote.

See "Charges and Expenses" in the SAI for more information.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Equity Research team manage the fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Members coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.


----------------------------------------------------------------------------
                     Joined                       Positions Over
Portfolio Leaders    Fund    Employer             Past Five Years
------------------------------------------------------------------------------
Joshua Brooks        2005    Putnam Management    Deputy Head of Investments
                             2003 - Present       Previously, Chief Investment
                                                  Officer Large Cap Equities;
                                                  Chief Investment Officer,
                                                  Core Equities

                             Delaware             Director, Global Equity
                             Investment Advisors  Research; Chief Investment
                             1995 - 2003          Officer, Value Investing
--------------------------------------------------------------------------------
Kelly Morgan         2005    Putnam               Director, Global Equity
                             Management           Research; Previously,
                             1996 - Present       Associate Director, Global
                                                  Equity Research; Director,
                                                  Global Growth
--------------------------------------------------------------------------------
                     Joined                       Positions Over
Portfolio Members    Fund    Employer             Past Five Years
------------------------------------------------------------------------------
Mark Bogar           2005    Putnam Management    Portfolio Manager, Analyst
                             1994 - Present
--------------------------------------------------------------------------------
John Coffey          2005    Putnam Management    Sector Team Leader, Analyst
                             2004 - Present

                             Citigroup Asset      M.D. Equity Analyst
                             Management
                             1999 - 2004
--------------------------------------------------------------------------------
Charles Dane         2005    Putnam Management    Sector Team Leader, Analyst
                             1995 - Present
--------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Members. As of the fund's fiscal year-end, Joshua Brooks was also a Portfolio
  Leader of Putnam Capital Appreciation Fund and a Portfolio Member of Putnam Investors Fund and Putnam Global Equity Fund. Kelly Morgan was also a Portfolio Leader of Putnam Research Fund and Putnam
  Voyager Fund. Mark Bogar was also a Portfolio Member of Putnam
  Global Equity Fund. Joshua Brooks, Kelly Morgan, Mark Bogar, John
  Coffey and Charles Dane may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended July 31, 2005, Putnam Management designated Joshua Brooks as Portfolio Leader and Mark Bogar, John Coffey and Charles
  Dane as Portfolio Members of your fund. Each of these individuals had previously been involved in the fund's management as part of Putnam Management's Global Equity Research Team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Steve Gorman
  (May - December 2002).

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Fund Portfolio Leaders and Portfolio Members
--------------------------------------------------------------------------------------------------------
                                  $1 -     $10,001 -  $50,001-    $100,001 -  $500,001 -    $1,000,001
                     Year    $0   $10,000  $50,000    $100,000    $500,000    $1,000,000    and over
--------------------------------------------------------------------------------------------------------
Joshua Brooks        2005                                             *
--------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
--------------------------------------------------------------------------------------------------------
Kelly Morgan         2005                                             *
--------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
--------------------------------------------------------------------------------------------------------
Mark Bogar           2005                     *
--------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
--------------------------------------------------------------------------------------------------------
John Coffey          2005                     *
--------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
--------------------------------------------------------------------------------------------------------
Charles Dane         2005                               *
--------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
--------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.

* Investment in the fund by Putnam employees and the Trustees. As of July 31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares.
  The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

----------------------------------------------------------------------------
                         Fund             All Putnam funds
----------------------------------------------------------------------------
Putnam employees        $7,000,000         $463,000,000
----------------------------------------------------------------------------
Trustees                  $183,000          $50,000,000
----------------------------------------------------------------------------

The following table shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for July 31, 2005 and July 31, 2004.



-------------------------------------------------------------------------------------------
Putnam Executive Board
-------------------------------------------------------------------------------------------
                                                $1 -       $10,001 -  $50,001-    $100,001
                                  Year    $0    $10,000    $50,000    $100,000    and over
-------------------------------------------------------------------------------------------
Philippe Bibi                     2005     *
-------------------------------------------------------------------------------------------
Chief Technology Officer          2004     *
-------------------------------------------------------------------------------------------
Joshua Brooks                     2005                                               *
-------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
-------------------------------------------------------------------------------------------
William Connolly                  N/A
-------------------------------------------------------------------------------------------
Head of Retail Management         N/A
-------------------------------------------------------------------------------------------
Kevin Cronin                      2005     *
-------------------------------------------------------------------------------------------
Head of Investments               2004     *
-------------------------------------------------------------------------------------------
Charles Haldeman, Jr.             2005                        *
-------------------------------------------------------------------------------------------
President and CEO                 2004                        *
-------------------------------------------------------------------------------------------
Amrit Kanwal                      2005                        *
-------------------------------------------------------------------------------------------
Chief Financial Officer           2004                        *
-------------------------------------------------------------------------------------------
Steven Krichmar                   2005                                               *
-------------------------------------------------------------------------------------------
Chief of Operations               2004                                               *
-------------------------------------------------------------------------------------------
Francis McNamara, III             2005              *
-------------------------------------------------------------------------------------------
General Counsel                   2004     *
-------------------------------------------------------------------------------------------
Richard Robie, III                2005     *
-------------------------------------------------------------------------------------------
Chief Administrative Officer      2004     *
-------------------------------------------------------------------------------------------
Edward Shadek                     2005              *
-------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
-------------------------------------------------------------------------------------------
Sandra Whiston                    N/A
-------------------------------------------------------------------------------------------
Head of Institutional Management  N/A
-------------------------------------------------------------------------------------------

N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.



* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Large-Cap Core Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. The following investors are eligible to purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate
IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees shown, if any, in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                              Year ended
                                 7/31/05           7/31/04     7/31/03       7/31/02      7/31/01
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.60            $11.67      $10.33        $14.28     $18.71
--------------------------------------------------------------------------------------------------
Investment operations:
Net investment income (a)            .14 (d,g,h)       .08 (d)     .08           .07        .09
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          1.98               .85         1.26        (3.98)     (2.99)
--------------------------------------------------------------------------------------------------
Total from
investment operations               2.12               .93         1.34        (3.91)     (2.90)
--------------------------------------------------------------------------------------------------
Less distributions:
From net investment income          (.10)               --           --         (.01)        --
--------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --                --           --           --      (1.53)
--------------------------------------------------------------------------------------------------
From return of capital                --                --           --         (.03)        -- (e)
--------------------------------------------------------------------------------------------------
Total distributions                 (.10)               --           --         (.04)     (1.53)
--------------------------------------------------------------------------------------------------
Redemption fees                       -- (e)            -- (e)       --           --         --
--------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $14.62            $12.60       $11.67       $10.33     $14.28
--------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             16.91 (h)          7.97 (f)    12.97       (27.47)    (16.74)

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $97,893          $111,037     $115,581     $103,779    $91,040
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .94 (d,i)         .88 (d)      .90          .79        .80
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.02 (d,g,h)       .59 (d)      .77          .57        .56
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)            113.03            101.63       131.93       149.58     162.94

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.01% and less than 0.01% of average net assets, respectively, for class Y shares.

(e) Amount represents less than $0.01 per share.

(f) If the restitution payment described in "Performance Information" above had not been made, total return for the year ended July 31, 2004 would have been 7.88%.

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.34% of average net assets for class Y shares.

(h) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.10% of average net assets for class Y shares.

(i) Does not reflect a non-recurring accrual by the fund related to changes in the calculation of fees pursuant to the fund's management contract, which amounted to 0.13% of average net assets.



[This page left intentionally blank]


For more information
about Putnam
Research Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


Communications from Putnam other than the prospectus and related supplements are provided in the English language.


PUTNAM INVESTMENTS

                       One Post Office Square
                       Boston, Massachusetts 02109
                       1-800-752-9894

                       Address correspondence to
                       Putnam Investor Services
                       P.O. Box 9740
                       Providence, Rhode Island 02940-9740

                       www.putnam.com

DY067 228443 11/05     File No. 811-07237




Prospectus

11/30/05

Putnam Growth Opportunities Fund

Class A shares -- for eligible retirement plans
Investment Category: Growth

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 3  Fees and expenses

 4  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

13  How does the fund price its shares?

14  How do I buy fund shares?

16  How do I sell fund shares?

17  How do I exchange fund shares?

17  Policy on excessive short-term trading

20  Fund distributions and taxes

20  Financial highlights

[SCALE LOGO OMITTED]

Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class A shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996          25.94%
1997          30.03%
1998          47.38%
1999          51.37%
2000         -26.60%
2001         -32.22%
2002         -30.10%
2003          23.51%
2004           1.48%

Year-to-date performance through 9/30/05 was 0.85%. During the periods shown in the bar chart, the highest return for a quarter was 36.11% (quarter ending 12/31/99) and the lowest return for a quarter was -27.48% (quarter ending 3/31/01).


Average Annual Total Returns (for periods ending 12/31/04)
-----------------------------------------------------------------------
                                                         Since
                               Past         Past       inception
                              1 year       5 years     (10/2/95)
-----------------------------------------------------------------------
Class A                        1.48%       -15.30%      6.07%
S&P 500 Index
(no deduction for fees,
expenses or taxes)            10.88%        -2.30%     10.03%
Russell 1000 Growth Index
(no deduction for fees,
expenses or taxes)             6.30%        -9.29%      7.29%
-----------------------------------------------------------------------

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans. The fund's performance for portions of the period benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stock performance, and the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. The fund's performance was previously compared to the Russell Top 200 Growth Index, an unmanaged index of those companies in the large-cap Russell Top 200 Index chosen for their growth orientation. This index was replaced by the S&P 500 Index, which is more representative of the types of securities generally held by the fund. The average annual total returns for the Russell Top 200 Growth Index for the 1-year, 5-year and 10-year periods ending on 12/31/04 were 3.74%, -10.70%, and 7.23%, respectively.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund's last fiscal year.

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Shareholder Fees (fees paid directly from your investment)
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Maximum Sales Charge (Load)                           NONE

Maximum Deferred Sales Charge (Load)                  NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)        2.00%
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Annual Fund Operating Expenses+<>
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                              Total
                        Distri-               Annual
              Manage-   bution                 Fund       Expense
               ment    (12b-1)     Other     Operating    Reimburse-    Net
               Fee      Fees      Expenses   Expenses       ment      Expenses
------------------------------------------------------------------------------
Class A       0.64%     0.25%      0.56%      1.45%        (0.08%)     1.37%
------------------------------------------------------------------------------

 * A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

 + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

<> Reflects Putnam Management's agreement to waive fees and reimburse expenses of the fund through July 31,2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper's standard method for comparing fund expenses, for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

----------------------------------------------------------------------
                1 year       3 years       5 years     10 years
----------------------------------------------------------------------
Class A          $139         $451          $785        $1,728
----------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,922,690 in brokerage commissions during the last fiscal year, representing 0.18% of the fund's average net assets. Of this amount, $276,199, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class A shares results in a "combined cost ratio" of 1.55% of the fund's average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.


----------------------------------------------------------------------
Turnover Comparison
----------------------------------------------------------------------
                         2005    2004    2003    2002    2001
----------------------------------------------------------------------
Putnam Growth
Opportunities Fund       114%     53%     61%     57%     87%

Lipper Large-Cap
Growth Funds Average*     85%     85%     93%     99%     96%
----------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately
  15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The basis for the Trustee's approval of the fund's management contract is discussed in the fund's annual report to shareholders dated July 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.64% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Growth Team manage the fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.


-------------------------------------------------------------------------------
                      Joined                      Positions Over
Portfolio Leaders     Fund      Employer          Past Five Years
-------------------------------------------------------------------------------
Kelly Morgan          2005      Putnam            Chief Investment Officer,
                                Management        Large Cap Growth Team
                                1996 - Present    Previously, Director, Global
                                                  Equity Research; Associate
                                                  Director, Global Equity
                                                  Research; Director,
                                                  Global Growth Team
-------------------------------------------------------------------------------
Robert Ginsberg       2005      Putnam            Portfolio Manager, Core
                                Management        Growth Equity
                                2004 - Present

                                Delaware          Portfolio Manager, Senior
                                Investments       Equity Analyst
                                Prior to 2004
-------------------------------------------------------------------------------
                      Joined                      Positions Over
Portfolio Member      Fund      Employer          Past Five Years
-------------------------------------------------------------------------------
Saba Malak            2005      Putnam            Portfolio Manager, Analyst
                               Management         1997 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Member. As of the fund's fiscal year-end, Kelly Morgan and Robert Ginsberg were also
  Portfolio Leaders of Putnam Voyager Fund. Kelly Morgan was also a
  Portfolio Leader of Putnam Research Fund. Robert Ginsberg was also a Portfolio Member of Putnam Discovery Growth Fund. Saba Malak was also a Portfolio Member of Putnam Voyager Fund. Kelly Morgan, Robert Ginsberg and Saba Malak may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended July 31, 2005, Portfolio Leaders Kelly Morgan and Robert Ginsberg and Portfolio Member Saba Malak joined the fund's management team, and Portfolio Leader Brian O'Toole and Portfolio Members David Santos, Walt Pearson and Tony Elavia left the fund's management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Jeff Lindsey (May - June 2002).

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Fund Portfolio Leaders and Portfolio Member
------------------------------------------------------------------------------------------------------------
                                      $1 -     $10,001 -  $50,001-    $100,001 -  $500,001 -    $1,000,001
                         Year    $0   $10,000  $50,000    $100,000    $500,000    $1,000,000    and over
------------------------------------------------------------------------------------------------------------
Robert Ginsberg          2005     *
------------------------------------------------------------------------------------------------------------
Portfolio Leader         N/A
------------------------------------------------------------------------------------------------------------
Kelly Morgan             2005     *
------------------------------------------------------------------------------------------------------------
Portfolio Leader         N/A
------------------------------------------------------------------------------------------------------------
Saba Malak               2005     *
------------------------------------------------------------------------------------------------------------
Portfolio Member         N/A
------------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.

* Investment in the fund by Putnam employees and the Trustees. As of July 31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

----------------------------------------------------------------------------
                         Fund               All Putnam funds
----------------------------------------------------------------------------
Putnam employees     $5,000,000              $463,000,000
----------------------------------------------------------------------------
Trustees               $144,000               $50,000,000
----------------------------------------------------------------------------

The following table shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for July 31, 2005 and July 31, 2004.



-------------------------------------------------------------------------------------------
Putnam Executive Board
-------------------------------------------------------------------------------------------
                                                $1 -       $10,001 -  $50,001-    $100,001
                                  Year    $0    $10,000    $50,000    $100,000    and over
-------------------------------------------------------------------------------------------
Philippe Bibi                     2005     *
-------------------------------------------------------------------------------------------
Chief Technology Officer          2004     *
-------------------------------------------------------------------------------------------
Joshua Brooks                     2005     *
-------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
-------------------------------------------------------------------------------------------
William Connolly                  N/A
-------------------------------------------------------------------------------------------
Head of Retail Management         N/A
-------------------------------------------------------------------------------------------
Kevin Cronin                      2005     *
-------------------------------------------------------------------------------------------
Head of Investments               2004     *
-------------------------------------------------------------------------------------------
Charles Haldeman, Jr.             2005                        *
-------------------------------------------------------------------------------------------
President and CEO                 2004                        *
-------------------------------------------------------------------------------------------
Amrit Kanwal                      2005     *
-------------------------------------------------------------------------------------------
Chief Financial Officer           2004     *
-------------------------------------------------------------------------------------------
Steven Krichmar                   2005     *
-------------------------------------------------------------------------------------------
Chief of Operations               2004     *
-------------------------------------------------------------------------------------------
Francis McNamara, III             2005             *
-------------------------------------------------------------------------------------------
General Counsel                   2004     *
-------------------------------------------------------------------------------------------
Richard Robie, III                2005                                               *
-------------------------------------------------------------------------------------------
Chief Administrative Officer      2004                                               *
-------------------------------------------------------------------------------------------
Edward Shadek                     2005                                    *
-------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
-------------------------------------------------------------------------------------------
Sandra Whiston                    N/A
-------------------------------------------------------------------------------------------
Head of Institutional Management  N/A
-------------------------------------------------------------------------------------------

N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.



* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Large-Cap Growth Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35%. The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------
                                                             Year ended
                                7/31/05         7/31/04       7/31/03       7/31/02     7/31/01
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $11.94          $11.75        $10.90        $16.23      $29.58
------------------------------------------------------------------------------------------------
Investment operations:
Net investment
income (loss) (a)                   .07 (d,e,f)    (.03) (d)     (.01)         (.05)       (.11)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         1.19             .22           .86         (5.28)     (13.24)
------------------------------------------------------------------------------------------------
Total from
investment operations              1.26             .19           .85         (5.33)     (13.35)
------------------------------------------------------------------------------------------------
Redemption fees                      -- (g)          -- (g)        --            --          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $13.20          $11.94        $11.75        $10.90      $16.23
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)            10.55 (f)        1.62          7.80        (32.84)     (45.13)

------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $451,245        $625,338      $958,644    $1,135,783  $2,110,835
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)          1.37 (d)        1.34 (d)      1.25          1.12         .99
------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss)
to average net assets (%)           .60 (d,e,f)    (.26) (d)     (.10)         (.34)       (.49)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)           114.18           53.05         61.18         56.67       87.48

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime
    Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.08% and less than 0.01%, respectively, of average net assets for class A shares.

(e) Reflects a special dividend received by the fund which amounted to $0.09 per share and 0.70% of average net assets for class A shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.07% of average net assets for class A shares.

(g) Amount represents less than $0.01 per share.



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For more information
about Putnam Growth
Opportunities Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.


You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


Communications from Putnam other than the prospectus and related supplements are provided in the English language.


PUTNAM INVESTMENTS

                       One Post Office Square
                       Boston, Massachusetts 02109
                       1-800-752-9894

                       Address correspondence to
                       Putnam Investor Services
                       P.O. Box 9740
                       Providence, Rhode Island 02940-9740

                       www.putnam.com

DA061 228422 11/05     File No. 811-07237



Prospectus

11/30/05

Putnam Growth
Opportunities Fund

Class Y shares
Investment Category: Growth

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.


    CONTENTS

 2  Fund summary

 2  Goal

 2  Main investment strategies

 2  Main risks

 2  Performance information

 4  Fees and expenses

 5  What are the fund's main investment strategies and related risks?

 8  Who manages the fund?

13  How does the fund price its shares?

14  How do I buy fund shares?

16  How do I sell fund shares?

17  How do I exchange fund shares?

17  Policy on excessive short-term trading

20  Fund distributions and taxes

21  Financial highlights

[SCALE LOGO OMITTED]


Fund summary

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest in a relatively small number of companies that we believe will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in fewer issuers than a fund that invests more broadly. The fund's ability to invest in fewer issuers increases the fund's vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund's risks. The chart shows year-to-year changes in the performance of the fund's class Y shares. The table following the chart compares the fund's performance to that of two broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1996            25.94%
1997            30.03%
1998            47.38%
1999            51.98%
2000           -26.43%
2001           -32.11%
2002           -29.86%
2003            23.81%
2004             1.69%

Year-to-date performance through 9/30/05 was 1.06%. During the periods shown in the bar chart, the highest return for a quarter was 36.54% (quarter ending 12/31/99) and the lowest return for a quarter was -27.44% (quarter ending 3/31/01).

Average Annual Total Returns (for periods ending 12/31/04)
----------------------------------------------------------------------------
                                                                   Since
                                              Past       Past    inception
                                             1 year    5 years   (10/2/95)
----------------------------------------------------------------------------
Class Y                                       1.69%    -15.10%     6.25%
S&P 500 Index
(no deduction for fees, expenses or taxes)   10.88%     -2.30%    10.03%
Russell 1000 Growth Index
(no deduction for fees, expenses or taxes)    6.30%     -9.29%     7.29%
----------------------------------------------------------------------------

Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 7/1/99, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Class Y share performance does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares.

The fund's performance for portions of the period benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the S&P 500 Index, an unmanaged index of common stock performance, and the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. The fund's performance was previously compared to the Russell Top 200 Growth Index, an unmanaged index of those companies in the large-cap Russell Top 200 Index chosen for their growth orientation. This index was replaced by the S&P 500 Index, which is more representative of the types of securities generally held by the fund. The average annual total returns for the Russell Top 200 Growth Index for the 1-year, 5-year and 10-year periods ending on 12/31/04 were 3.74%, -10.70%, and 7.23%, respectively.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
---------------------------------------------------------------------------
Maximum Sales Charge (Load)                           NONE

Maximum Deferred Sales Charge (Load)                  NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)       2.00%
---------------------------------------------------------------------------

Annual Fund Operating Expenses +<>
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------
                                       Total
                                       Annual
                                       Fund          Expense
            Management    Other        Operating     Reimburse-   Net
            Fee           Expenses     Expenses      ment         Expenses
----------------------------------------------------------------------------
Class Y     0.64%         0.56%        1.20%         (0.08%)      1.12%
----------------------------------------------------------------------------

 * A 2.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

 + See the section "Who manages the fund?" for a discussion of regulatory matters and litigation.

<> Reflects Putnam Management's agreement to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper's standard method for comparing fund expenses, for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

-----------------------------------------------------------------------------
                        1 year        3 years        5 years        10 years
-----------------------------------------------------------------------------
Class Y                  $114           $373          $652           $1,447
-----------------------------------------------------------------------------

What are the fund's main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in growth stocks. We will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

* Foreign investments. We may invest in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in preferred stocks, convertible securities, and debt instruments, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $1,922,690 in brokerage commissions during the last fiscal year, representing 0.18% of the fund's average net assets. Of this amount, $276,199, representing 0.03% of the fund's average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam's brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund's Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section "Fees and expenses"), they are reflected in the fund's total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund's average net assets) with the fund's Net Expenses ratio for class Y shares results in a "combined cost ratio" of 1.30% of the fund's average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the fund's portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund's fiscal year portfolio turnover rate and the average turnover rate for the fund's Lipper category were as follows.

-----------------------------------------------------------------------
Turnover Comparison
-----------------------------------------------------------------------
                           2005      2004      2003      2002      2001
-----------------------------------------------------------------------
Putnam Growth
Opportunities Fund         114%       53%       61%       57%       87%

Lipper Large-Cap
Growth Funds Average*       85%       85%       93%       99%       96%
-----------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of June 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

Putnam Management is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund.

* Portfolio holdings. The SAI includes a description of the fund's policies with respect to the disclosure of its portfolio holdings. For information on the fund's portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The basis for the Trustees' approval of the fund's management contract is discussed in the fund's annual report to shareholders dated July 31, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.64% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Growth Team manage the fund's investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund's Portfolio Leaders and Portfolio Member coordinate the team's efforts related to the fund and are primarily responsible for the day-to-day management of the fund's portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

-------------------------------------------------------------------------------
                   Joined                    Positions Over
Portfolio Leaders    Fund   Employer         Past Five Years
-------------------------------------------------------------------------------
Kelly Morgan         2005   Putnam           Chief Investment Officer,
                            Management       Large Cap Growth Team
                            1996 - Present   Previously, Director, Global
                                             Equity Research; Associate
                                             Director, Global Equity
                                             Research; Director,
                                             Global Growth Team
-------------------------------------------------------------------------------
Robert Ginsberg      2005  Putnam            Portfolio Manager, Core
                           Management        Growth Equity
                           2004 - Present

                           Delaware          Portfolio Manager,
                           Investments       Senior Equity Analyst
                                             Prior to 2004
-------------------------------------------------------------------------------
                   Joined                    Positions Over
Portfolio Member     Fund   Experience       Past Five Years
-------------------------------------------------------------------------------
Saba Malak           2005   Putnam           Portfolio Manager, Analyst
                            Management
                            1997 - Present
-------------------------------------------------------------------------------

* Other funds managed by the Portfolio Leaders and Portfolio Member. As of the fund's fiscal year-end, Kelly Morgan and Robert Ginsberg were also Portfolio Leaders of Putnam Voyager Fund. Kelly Morgan was also a Portfolio Leader of Putnam Research Fund. Robert Ginsberg was also a Portfolio Member of Putnam Discovery Growth Fund. Saba Malak was also a Portfolio Member of Putnam Voyager Fund. Kelly Morgan, Robert Ginsberg and Saba Malak may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund's Portfolio Leaders and Portfolio Members. During the fiscal year ended July 31, 2005, Portfolio Leaders Kelly Morgan and Robert Ginsberg and Portfolio Member Saba Malak joined the fund's management team, and Portfolio Leader Brian O'Toole and Portfolio Members David Santos, Walt Pearson and Tony Elavia left the fund's management team. Other individuals who have served as Portfolio Leader of the fund since May 2002, when Putnam Management introduced this designation, include Jeff Lindsey (May - June
  2002).

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.



Fund Portfolio Leaders and Portfolio Member
-----------------------------------------------------------------------------------------
                            $1-      $10,001-  $50,001-  $100,001-  $500,001-  $1,000,001
                   Year  $0 $10,000  $50,000   $100,000  $500,000   $1,000,000 and over
-----------------------------------------------------------------------------------------
Robert Ginsberg     2005  *
-----------------------------------------------------------------------------------------
Portfolio Leader    N/A
-----------------------------------------------------------------------------------------
Kelly Morgan        2005  *
-----------------------------------------------------------------------------------------
Portfolio Leader    N/A
-----------------------------------------------------------------------------------------
Saba Malak          2005  *
-----------------------------------------------------------------------------------------
Portfolio Member    N/A
-----------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/04.


* Investment in the fund by Putnam employees and the Trustees. As of July
  31, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

------------------------------------------------------------------------
                             Fund             All Putnam funds
------------------------------------------------------------------------
Putnam employees       $5,000,000                 $463,000,000
------------------------------------------------------------------------
Trustees                 $144,000                  $50,000,000
------------------------------------------------------------------------

The following table shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for July 31, 2005 and July 31, 2004.



Putnam Executive Board
---------------------------------------------------------------------------------------------
                                                $1 -       $10,001 -  $50,001-    $100,001
                                  Year    $0    $10,000    $50,000    $100,000    and over
---------------------------------------------------------------------------------------------
Philippe Bibi                     2005     *
---------------------------------------------------------------------------------------------
Chief Technology Officer          2004     *
---------------------------------------------------------------------------------------------
Joshua Brooks                     2005     *
---------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
---------------------------------------------------------------------------------------------
William Connolly                  N/A
---------------------------------------------------------------------------------------------
Head of Retail Management         N/A
---------------------------------------------------------------------------------------------
Kevin Cronin                      2005      *
---------------------------------------------------------------------------------------------
Head of Investments               2004      *
---------------------------------------------------------------------------------------------
Charles Haldeman, Jr.             2005                         *
---------------------------------------------------------------------------------------------
President and CEO                 2004                         *
---------------------------------------------------------------------------------------------
Amrit Kanwal                      2005      *
---------------------------------------------------------------------------------------------
Chief Financial Officer           2004      *
---------------------------------------------------------------------------------------------
Steven Krichmar                   2005      *
---------------------------------------------------------------------------------------------
Chief of Operations               2004      *
---------------------------------------------------------------------------------------------
Francis McNamara, III             2005              *
---------------------------------------------------------------------------------------------
General Counsel                   2004      *
---------------------------------------------------------------------------------------------
Richard Robie, III                2005                                                *
---------------------------------------------------------------------------------------------
Chief Administrative Officer      2004                                                *
---------------------------------------------------------------------------------------------
Edward Shadek                     2005                                  *
---------------------------------------------------------------------------------------------
Deputy Head of Investments        N/A
---------------------------------------------------------------------------------------------
Sandra Whiston                    N/A
---------------------------------------------------------------------------------------------
Head of Institutional Management  N/A
---------------------------------------------------------------------------------------------


N/A indicates the individual became a member of Putnam's Executive Board after the reporting date.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, Large-Cap Growth Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leaders and Portfolio Member, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value. For example, the fund may value a stock traded on a U.S. exchange at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. The value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund's fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer's retirement plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan's completed buy order before the close of regular trading on the NYSE for shares to be bought at that day's offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. The following investors are eligible to purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate
IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading "Fees and Expenses" at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading "Fees and Expenses."

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading "Management -- Investor Servicing Agent and Custodian" for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day's NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer's plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund's short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the fund's expenses and diluting the fund's net asset value. Depending on the size and frequency of short-term trades in the fund's shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

When the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When the fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund's investments. In addition, the market for securities of smaller companies may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund's shares, which will reduce the fund's performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities, including below investment grade bonds.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor's activity may not have been detected by the fund's current monitoring parameters.

* Limitations on the fund's policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund's policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------
PER-SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                 Year ended
                                   7/31/05         7/31/04         7/31/03      7/31/02        7/31/01
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.12          $11.90          $11.01       $16.35         $29.73
-------------------------------------------------------------------------------------------------------
Investment operations:
Net investment
income (loss) (a)                      .10 (d,e,f)      -- (d,g)       .02         (.01)          (.04)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            1.22             .22             .87        (5.33)        (13.34)
-------------------------------------------------------------------------------------------------------
Total from
investment operations                 1.32             .22             .89        (5.34)        (13.38)
-------------------------------------------------------------------------------------------------------
Redemption fees                         -- (g)          -- (g)          --           --             --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $13.44          $12.12          $11.90       $11.01         $16.35
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)               10.89(f)         1.85            8.08       (32.66)        (45.01)

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $9,062         $33,135         $96,373     $101,137       $156,203
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.12 (d)        1.09 (d)        1.00          .87            .74
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       .77 (d,e,f)      -- (d,h)       .14         (.09)          (.20)
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              114.18           53.05           61.18        56.67          87.48


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitations and waivers, the expenses of the fund for the periods ended July 31, 2005 and July 31, 2004 reflect a reduction of 0.08% and less than 0.01%, respectively, of average net assets for class Y shares.

(e) Reflects a special dividend received by the fund which amounted to $0.08 per share and 0.60% of average net assets for class Y shares.

(f) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class Y shares.

(g) Amount represents less than $0.01 per share.

(h) Amount represents less than 0.01%.


[This page left intentionally blank]



For more information
about Putnam Growth
Opportunities Fund

The fund's SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm's report and the financial statements included in the fund's most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam's website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


Communications from Putnam other than the prospectus and related supplements are provided in the English language.


PUTNAM INVESTMENTS

             One Post Office Square
             Boston, Massachusetts 02109
             1-800-752-9894

             Address correspondence to
             Putnam Investor Services
             P.O. Box 9740
             Providence, Rhode Island 02940-9740

             www.putnam.com

DY061 228423 11/05   File No. 811-07237